UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SIERRA BANCORP

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SIERRA BANCORP

ESTB. 1977

Safe Harbor Statement

This presentation contains forward-looking statements that are:

Subject to contingencies & uncertainties Not a guarantee of future performance Based on assumptions that may change Not to be unduly relied on

Many factors are beyond our ability to control or predict, including factors such as:

Interest rate volatility Economic conditions Asset performance

Successful acquisition assimilation

Please see risk factors in BSRR’s SEC filing.

About Sierra Bancorp

Holding Company for Bank of the Sierra, a full-service bank which was established in 1977 and is located in Porterville, California Largest bank headquartered in the South San Joaquin Valley with $1.3 billion in assets, 400 employees, 21 brick & mortar branches and an online branch Five-year strategic plan includes potential new branches in fifteen locations (three new branches currently in process)

About Sierra Bancorp (cont.)

Alternate access channels include internet banking, automated telephone banking, a call center, remote deposit capture, debit cards (point-of-sale), and access to surcharge-free

ATM’s nationwide

State-of-the-art data center with full imaging capabilities

Innovative “Sierra Grant “ program, providing $125,000 or more annually in charitable donations to deserving organizations

Bank History

1977: Bank of the Sierra established in Porterville, CA (opened in 1978), with

$1.5 million in capital

1981-95: Added de novo branches in Porterville, Lindsay, Exeter, Visalia (2) and Three Rivers 1997: Acquired Dinuba Branch from Wells Fargo, opened de novo branch in Bakersfield

Bank History (cont.)

1998-99: Opened de novo branches in Tulare, Hanford and Fresno 2000: Acquired Sierra National Bank with 4 branches in Kern County (Tehachapi (2), California City, and Bakersfield) 2003-2007: Opened de novo offices in Fresno, Clovis, Reedley, Bakersfield, & Delano

Our Markets

California’s

Central Valley. . .

Fresno

Tulare Kings

Kern

. . . including Fresno, Tulare, Kings, and Kern Counties

Recipe for Success

Focused on Local Markets

Community involvement Local lending authority Tailored products/services Market density approach

High Growth Areas Disciplined Pricing

Loans Deposits

Innovation, Flexibility, Service!

Investment Value

Average 18% annual growth in diluted EPS for last 5 years 22 years of regular cash dividends Officers & directors own 25% of shares Current price levels

10.7 x (ttm) EPS of $2.13 per share *

2.0 x Book Value of $10.65 per share *

*	As of 4/30/08 close of $21.61 per share

Stock Performance

5-Year History—BSRR vs. Nasdaq Banks vs. Nasdaq Composite

180.0% 160.0% 140.0% 120.0% 100.0%

80.0%

60.0%

40.0%

20.0%

0.0% -20.0%

Jan-03

Apr-03

Jul-03

Oct-03

Jan-04

Apr-04

Jul-04

Oct-04

Jan-05

Apr-05

Jul-05

Oct-05

Jan-06

Apr-06

Jul-06

Oct-06

Oct-06

Jan-07

Apr-07

Jul-07

Oct-07

Jan-08

Return to Original Shareholders

The current value of one original share is $1,248.19 assuming current price/share of $23.64

Most recent quarterly dividend per original share: $8.98 Cumulative dividends per original share: $215.60

Compound Annual Rate of Appreciation: 17.16% Annualized Total Return (Incl. Cash Div.): 18.79%

Declared Record Date Distributed Action Cost Basis/ Share 1 Orig. Share =

11/15/77 Initial Investment $10.00 1 share

05/22/80 05/22/80 06/15/80 2 for 1 Split $5.00 2 shares

10/23/80 10/23/80 10/23/80 10% Stock Dividend $4.55 2.2 shares

07/01/81 07/01/81 08/01/81 2 for 1 Split $2.27 4.4 shares

06/15/94 06/15/94 07/15/94 3 for 1 Split $0.76 13.2 shares

10/07/96 09/06/96 10/04/96 2 for 1 Split $0.38 26.4 shares

11/17/97 10/14/97 11/14/97 2 for 1 Split $0.19 52.8 shares

Financial Performance

Consistent high performance

Strong NIM, respectable O/H efficiency ratio Solid growth prospects Ranked 6th best-performing publicly-traded bank in the nation by US Banker magazine (January 2008)

Financial Performance

Diluted EPS

$2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $-

2003 2004 2005 2006 2007

4Q 3Q 2Q 1Q

2007 ROE of 22.3% 2007 ROA of 1.7% 2007 NIM of 5.25% 2007 O/H Efficiency Ratio of 49.4% Record profits for 24 of last 25 years 5 year EPS CAGR is 18%

Net Income

$22

$20

$18

$16

$14

$12

$10

$8

$6

$4

$2

$0

$10.4

$13.3

$16.2

$19.2

$21.0

2003 2004 2005 2006 2007

Dividends per Share

2003 2004 2005 2006 2007

$0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

$0.36

$0.37

$0.45

$0.54

$0.62

Return on Average Equity

Note: National Peer Group is all financial institutions in the U.S. with assets between $500 million and $2.5 billion.

24% 22% 20% 18% 16% 14% 12% 10%

2003 2004 2005 2006 2007

BSRR

National Peer Group

Net Interest Margin

(Tax Equivalent)

Note: National Peer Group is all financial institutions in the U.S. with assets between $500 million and $2.5 billion.

7.0% 6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0%

2003 2004 2005 2006 2007

BSRR

National Peer Group

Overhead Efficiency Ratio

70.0% 65.0% 60.0%

55.0% 50.0%

45.0%

(Tax Equivalent)

2003 2004 2005 2006 2007

BSRR

National Peer Group

Balance Sheet

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

Gross Loans

Deposits

Assets

2002 2003 2004 2005 2006 2007

End-of-Period

Loan Portfolio

$513 Million

at Dec. 31, 2002

Ag Production 2%

SBA 4%

Consumer & Credit Cards 10%

Comm’l & Industrial 16%

RE—Commercial 47%

RE—Residential 18%

RE—Farmland 3%

$925 Million

at Dec. 31, 2007

Ag Production 1%

RE—Farmland 6%

RE—Residential 20%

Comm’l & Industrial 13%

SBA 2%

Finance Leases 3%

Consumer 6%

RE—Commercial 49%

Deposits by Type

$606 Million
at Dec. 31, 2002


CD's < $100k
18%
CD's > $100k
20%
MMDA
20%
NOW & SVNGS
15%
DDA
27%

$850 Million
at Dec. 31, 2007


CD's < $100k
16%
CD's > $100k
24%
MMDA
15%
NOW & SVNGS
16%
DDA
29%

Risk-Based Capital Ratio

Well Capitalized

14.00% 13.00%

12.00% 11.00% 10.00%

9.00% 8.00% 7.00% 6.00% 5.00% 4.00%

2002 2003 2004 2005 2006 2007

End-of-Period

BSRR 5-Year Plan

“Built to Last”

Financial and Market Goals

EPS Growth of 10%+ per year ROE greater than 18% ROA greater than 1.4%

$1.8 billion in assets Active, liquid market for BSRR shares

Mission Statement

MISSION

To be responsible stewards for our shareholders by providing a superior return on equity of 18%+ and a return on average assets of 1.4%+ within a culture of discipline and ethical entrepreneurship. This is a fundamental stewardship responsibility.

VISION

Our vision is to be the multi-community, independent bank of choice in our designated market areas by meeting the financial needs of the consumers, businesses and agri-businesses that we serve.

Major Strategies

1) To anticipate and meet the dynamic needs of our existing and prospective customers by providing a broad line of competitive and innovative financial products.

2) To provide quality service on a timely, competitive basis.

3) To establish and maintain a selection and review process that employs the right people on the team.

4) To maintain a positive teamwork environment for our people which enables creativity, entrepreneurship and the opportunity for advancement.

5) To assist the communities we serve with their socioeconomic needs.

6) To be a disciplined institution of excellence.

NASDAQ: BSRR

SIERRA BANCORP